Exhibit 10.2
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.
NORTHWEST BIOTHERAPEUTICS, INC.
FORM OF WARRANT

No. BW-2007-	June 1, 2007

     This Certifies That, for value received, Toucan Partners, LLC, with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its assigns (collectively, the “Holder”), is entitled to subscribe for and purchase from Northwest Biotherapeutics, Inc., a Delaware corporation, with its principal office at 18701 120th Avenue NE, Suite 101, Bothell, Washington 98011 (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Recapitalization Agreement, dated as of April 26, 2004, as amended and restated on July 30, 2004, and as further amended from time to time, by and among the Company and Toucan Capital Fund II, L.P. (the “Recapitalization Agreement”).
     1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable. As used herein, the following terms shall have the following respective meanings:
          (a) “Capital Stock” shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.
          (b) “Exercise Period” shall mean the period commencing on the date of issuance of this Warrant and ending seven (7) years after the date of issuance of this Warrant.
          (c) “Exercise Price” of this Warrant shall be equal to $0.04 per share, subject to adjustment as provided herein.
          (d) “Exercise Share” shall mean each of the shares of Capital Stock for which this Warrant is exercisable. The warrant coverage shall be equal to one hundred percent (100%) of the principal and accrued interest on the Note. This Warrant shall be issued by the Company upon execution of the Note. The number of warrant shares shall be equal to the number of shares of Capital Stock that would be issuable to Holder, as determined in accordance with Section 12.2 of the Note, if Holder elected to convert the full principal and interest of the Note. For the avoidance of doubt, the 100% warrant coverage will be effective regardless of whether or not Holder elects to convert any or all of the principal and/or interest of the Note. This Warrant will be fully vested and exercisable upon issuance, and will have an exercise period of seven (7) years from the date of issuance. The number shares of Capital Stock is based on the

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principal and accrued interest on that certain 10% Convertible Promissory Note (the “Note”) of even date herewith evidencing a loan from Holder in principal amount of $[                    ] that was originally advanced to the Company on [                    ].
     2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) An executed Notice of Exercise in the form attached hereto;
          (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and
          (c) This Warrant.
     Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.
     The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
     2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X =	Y (A-B) A
     Where X = the number of Exercise Shares to be issued to the Holder

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Y	=	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)
A	=	the fair market value of one Exercise Share (at the date of such calculation)
B	=	Exercise Price (as adjusted to the date of such calculation)
     For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.
     2.2 Securities for Which Warrant is Exercisable. This Warrant shall be exercisable, in whole or in part, and from time to time, for any Equity Security and/or Debt Security and/or any combination thereof (collectively “Capital Stock”), in each case that Holder shall designate in Holder’s sole discretion.
     3. Covenants of the Company.
          3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company’s Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s Capital Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, then, in addition to such other remedies as may be available to Holder, including, without limitation, the exercise of Holder’s right of first refusal set forth in Section 2.7(f) of the Recapitalization Agreement, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities or the Company’s Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.
          3.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

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          3.3 No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder’s rights, preferences and privileges under and/or in connection with this Warrant against impairment. The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.
          3.4 Registration Rights. The Company agrees that the Underlying Shares (as defined below) shall be “registrable securities” (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4. Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.
     4. Representations of Holder.
          4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the “Underlying Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.
          4.2 Securities Are Not Registered.
               (a) The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.
               (b) The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties

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acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.
               (c) The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.
          4.3 Disposition of Warrant, Exercise Shares and Underlying Shares.
The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.
          4.4 Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.
     5. Adjustment of Exercise Price and Exercise Shares.
          5.1 Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.
          5.2 Reserved.

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          5.3 Dilutive Issuances. Notwithstanding any other provision of this Warrant or other documents, if at any time prior to exercise of this Warrant, the Company issues or sells or is deemed to have issued or sold additional shares of Capital Stock (including, without limitation in the event that the nominal or effective price of Capital Stock is amended after issuance), for a nominal or effective price less than the then effective Exercise Price (a “Dilutive Issuance”), then and in each such case, as of the opening of business on the date of such issue or sale, the then existing Exercise Price shall be reduced to the price at which such shares are issued or sold, or deemed to be issued or sold, and the number of Exercise Shares shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price payable for the Warrant Shares immediately prior to such adjustment. For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument directly or indirectly convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so (including by reducing the nominal or effective exercise price or nominal or effective conversion price of a security directly or indirectly exercisable, convertible or exchangeable for Capital Stock). Notwithstanding the foregoing, (i) no further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Capital Stock upon the conversion, exercise or exchange of any such instrument or in satisfaction of any such undertaking, commitment, agreement or letter of intent, and (ii) no adjustment of the Exercise Price shall be made as a result of the actual issuance of any shares of Common Stock pursuant to either (X) the exercise of those certain options to purchase up to 35,000 shares of Common Stock at a purchase price of $0.0001 per share that were outstanding on April 26, 2004 and held by members of the Board of Directors of the Company; or (Y) the issuance or exercise of Warrant PA1W-1.
          5.4 Certificate of Adjustments. Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.
     6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.
     7. Transfer of Warrant. Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

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     8. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
     9. Amendment. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder .
     10. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient. All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.
     11. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.
[Signature Page Follows]

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     In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

Northwest Biotherapeutics, Inc.

By:

Name: Alton Boynton
Title: President

Address: 17801 120th Avenue NE Suite 101 Bothell, WA 98011 Fax: (425) 608-3009
ACKNOWLEDGED AND AGREED:
Toucan Partners, LLC

By:

Name: Linda Powers
Title: Managing Member

Address:	7600 Wisconsin Avenue Suite 700 Bethesda, MD 20814 Fax: (240) 497-4065
[Signature Page to Warrant No. BW-2007-___]

NOTICE OF EXERCISE
TO: Northwest Biotherapeutics, Inc.
     (1) ☐ The undersigned hereby elects to purchase                      shares of                                          (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
          ☐ The undersigned hereby elects to purchase                      shares of                                          (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.
     (2) Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

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ASSIGNMENT FORM
          (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
     For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Dated:                     , 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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